UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2005

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Page 4

Item 1.01. Entry into a Material Definitive Agreement

On December 20, 2005, Coca-Cola Enterprises Inc. entered into an agreement with The Coca-Cola Company to amend the Cold Drink Equipment Purchase Partnership Program of August 9, 2004. The amended agreement is filed herewith as Exhibit 10.1; and

On December 21, 2005, Coca-Cola Bottling Company, our Canadian bottler, entered into an agreement with and Coca-Cola Ltd. to amend the Cold Drink Equipment Purchase Partnership Program of August 9, 2004. The amended agreement is filed herewith as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

10.1	Amendment to the U.S. 1999-2010 Cold Drink Equipment Purchase Partnership Program as amended August 9, 2004.*

10.2	Amendment to the Canadian 1998-2010 Cold Drink Equipment Purchase Partnership Program as amended August 9, 2004.*

*	The filer has requested confidential treatment with respect to portions of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: December 27, 2005	By:	/s/ E. Liston Bishop III
E. Liston Bishop III
Vice President, Secretary, and
Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to the U.S. 1999-2010 Cold Drink Equipment Purchase Partnership Program as amended August 9, 2004.*

10.2	Amendment to the Canadian 1998-2010 Cold Drink Equipment Purchase Partnership Program as amended August 9, 2004.*

*	The filer has requested confidential treatment with respect to portions of this document.